Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Accrued Liabilities and Other Liabilities [Abstract]
Employee compensation and benefits	$ 528	$ 627
Clinical development expenses	186	665
Professional fees	165	190
Research and development costs	118	130
Other	5	183
Total accrued expenses and other current liabilities	$ 1,002	$ 1,795